EXHIBIT 10.22
EXECUTION VERSION

AMENDMENT NO. 4 TO GUARANTEE AGREEMENT
AMENDMENT NO. 4 TO GUARANTEE AGREEMENT, dated as of December 28, 2018 (this “Amendment”), by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”) and KKR REAL ESTATE FINANCE HOLDINGS, L.P., a Delaware limited partnership (“Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).
RECITALS
WHEREAS, (i) Seller and Buyer are parties to that certain Amended and Restated Master Repurchase and Securities Contract, dated as of April 7, 2017 (as amended by Amendment No. 1 to Amended and Restated Master Repurchase and Securities Contract, dated as of September 20, 2017, as further amended by Amendment No. 2 to Amended and Restated Master Repurchase and Securities Contract, dated as of November 28, 2018, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”), and (ii) Guarantor executed and delivered to Buyer the Guarantee Agreement dated as of October 21, 2015 (as amended pursuant to Amendment No. 2 to Master Repurchase and Securities Contract, Guarantee Agreement, Servicing Agreement and Custodial Agreement, dated as of September 9, 2016, as amended pursuant to Amendment No. 3 to Guarantee Agreement, dated as of April 7, 2017, as further amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee Agreement”).
Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Guarantor hereby agree as follows:
SECTION 1.Guarantee Agreement Amendment. The defined terms, “Total Assets” and “Total Indebtedness”, as set forth in Section 1 of the Guarantee Agreement, are each hereby amended and restated in their entirety to read as follows:
“Total Assets” shall mean, with respect to any Person, on any date of determination, an amount equal to the aggregate book value of all assets owned by such Person and its consolidated Subsidiaries and the proportionate share of such Person of all assets owned by Affiliates of such Person as consolidated in accordance with GAAP, less (a) amounts owing to such Person and its consolidated Subsidiaries from any Affiliate thereof, or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with such Person or any Affiliate thereof, (b) Intangible Assets, (c) prepaid taxes and expenses, all on or as of such date, (d) the amount of non-recourse Indebtedness owing pursuant to securitization transactions that are not issued or sponsored by Guarantor, Affiliates of Guarantor and/or Affiliates of Manager (e.g. commercial real estate CLOs) that result from the consolidation of “variable interest entities” under the requirements of the Accounting Standards Codification Section 810, as amended, modified or supplemented from time to time, and (e) the amount of any non-recourse Indebtedness owing pursuant to a financing or securitization transaction such as a REMIC securitization, a collateralized loan obligation transaction or any other similar transaction.
“Total Indebtedness” shall mean, with respect to any Person, as of any date of determination, the aggregate Indebtedness (other than Contingent Liabilities not reflected on such Person’s consolidated balance sheet) of such Person and its consolidated Subsidiaries plus the proportionate share of all Indebtedness (other than Contingent Liabilities not reflected on such Person’s consolidated balance sheet) of all non-consolidated Subsidiaries of such Person as of such date, all on or as of such date and determined in accordance with GAAP, less (a) the amount of non-recourse Indebtedness owing pursuant to securitization transactions that are not issued or sponsored by Guarantor, Affiliates of Guarantor and/or Affiliates of Manager (e.g. commercial real estate CLOs) that result from the consolidation of “variable interest entities” under the requirements of the Accounting Standards Codification Section 810, as amended, modified or supplemented from time to time, and (b) the amount of any non-recourse Indebtedness owing pursuant to a financing or securitization transaction such as a REMIC securitization, a collateralized loan obligation transaction or any other similar transaction.
SECTION 2.    Conditions Precedent. This Amendment and its provisions shall become effective on the first date on which this Amendment is executed and delivered by a duly authorized officer of each of Buyer and Guarantor (the “Amendment Effective Date”).
SECTION 3.    Representations, Warranties and Covenants. Guarantor hereby represents and warrants to Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions set forth in the Guarantee Agreement on its part to be observed or performed, and (ii) no default or event of default thereunder has occurred or is continuing. Guarantor hereby confirms and reaffirms the representations, warranties and covenants contained in the Guarantee Agreement.
SECTION 4.    Acknowledgements of Guarantor. Guarantor hereby acknowledges that Buyer is in compliance with its undertakings and obligations under the Guarantee Agreement and the other Repurchase Documents.
SECTION 5.    Limited Effect. Except as expressly amended and modified by this Amendment, the Guarantee Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date (w) each reference therein and herein to the “Guarantee Agreement” shall be deemed to include, in any event, this Amendment, (x) each reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment and (y) each reference in the Guarantee Agreement to “this Agreement”, “this Guarantee Agreement”, “the Guarantee”, “hereof”, “herein” or words of similar effect in referring to the Guarantee Agreement shall be deemed to be references to the Guarantee Agreement, as amended by this Amendment.
SECTION 6.    No Novation, Effect of Agreement. Guarantor and Buyer have entered into this Amendment solely to amend the terms of the Guarantee Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller, Pledgor or Guarantor (the “Repurchase Parties”) under or in connection with the Guarantee Agreement, the Repurchase Agreement, the Fee and Pricing Letter, the Pledge Agreement or any of the other Repurchase Documents to which any Repurchase Party is a party. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement and the Pledge Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement and the Pledge Agreement continue in full force and effect, and (iii) any reference to the Guarantee Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.
SECTION 7.    Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
SECTION 8.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
GUARANTOR:
KKR REAL ESTATE FINANCE HOLDINGS, L.P., a Delaware limited liability partnership

By:	Name: Title:
BUYER:
WELLS FARGO BANK, N.A., a national banking association

By:	Name: Title: